UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2016

Central Index Key Number of the issuing entity: 0001664682
Morgan Stanley Capital I Trust 2016-UBS9
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541886
UBS Real Estate Securities Inc.

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-01	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:	(212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 8, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9 (the “Certificates”), was issued by Morgan Stanley Capital I Trust 2016-UBS9, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2016 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “Twenty Ninth Street Retail” on Exhibit B to the Pooling and Servicing Agreement (the “Twenty Ninth Street Retail Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Twenty Ninth Street Retail Whole Loan”) that includes the Twenty Ninth Street Retail Mortgage Loan and two pari passu promissory notes, neither of which is an asset of the Issuing Entity (collectively, the “Twenty Ninth Street Retail Non-Serviced Pari Passu Companion Loans”). The Pooling and Servicing Agreement provides that the Twenty Ninth Street Retail Whole Loan is to be serviced and administered (i) until the securitization of the controlling Twenty Ninth Street Retail Non-Serviced Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the controlling Twenty Ninth Street Retail Non-Serviced Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Twenty Ninth Street Retail Non-Serviced Pari Passu Companion Loan was securitized on May 31, 2016 in connection with the issuance of a series of mortgage pass-through certificates entitled GS Mortgage Securities Trust 2016-GS2 Commercial Mortgage Pass-Through Certificates, Series 2016-GS2. Consequently, the Twenty Ninth Street Retail Whole Loan, including the Twenty Ninth Street Retail Mortgage Loan, is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of May 1, 2016 (the “GSMS 2016-GS2 PSA”), between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as a special servicer, Rialto Capital Advisors, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent. The GSMS 2016-GS2 PSA is attached hereto as Exhibit 4.6.

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The servicing terms of the GSMS 2016-GS2 PSA (including, but not limited to, terms governing limitations on servicer liability and retention of loan collections), insofar as those terms apply to the Twenty Ninth Street Retail Whole Loan, are similar to the servicing terms of the Pooling and Servicing Agreement applicable to Serviced Whole Loans; however, the servicing arrangements under such agreements differ in certain respects. For example:

• The GSMS 2016-GS2 PSA reflects that the Twenty Ninth Street Retail Whole Loan must be serviced in accordance with the related Intercreditor Agreement.

• The master servicer under the GSMS 2016-GS2 PSA will earn a primary servicing fee with respect to the Twenty Ninth Street Retail Whole Loan that will be calculated at 0.0025% per annum.

• The special servicer under the GSMS 2016-GS2 PSA will earn a special servicing fee payable monthly with respect to the Twenty Ninth Street Retail Mortgage Loan accruing at a rate equal to the greater of 0.25% per annum or such rate as would result in a special servicing fee of $3,500 for the related month. Special servicing fees, work-out fees and liquidation fees payable to the special servicer under the GSMS 2016-GS2 PSA with respect to the Twenty Ninth Street Retail Whole Loan are generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement and are subject to certain additional or different offsets and thresholds which may affect the circumstances under which such fees are payable to such special servicer.

• From time to time, the master servicer under the GSMS 2016-GS2 PSA may be obligated to make servicing advances with respect to the Twenty Ninth Street Retail Whole Loan. Servicing advances on such Whole Loan will be reimbursable, first, from collections on, and proceeds of, such Whole Loan, and, to the extent the servicing advances are determined to be nonrecoverable, then from general collections on all Mortgage Loans included in the Trust, from general collections of the trust established under the GSMS 2016-GS2 PSA, and from general collections of any trust holding any other Twenty Ninth Street Retail Non-Serviced Pari Passu Companion Loan on a pro rata basis (based on each such loan’s outstanding principal balance).

• Amounts payable with respect to the Twenty Ninth Street Retail Mortgage Loan that are the equivalent of ancillary fees, penalty charges, assumption fees and/or modification fees and that are allocated as additional servicing compensation under the GSMS 2016-GS2 PSA may be allocated between the master servicer and the special servicer under the GSMS 2016-GS2 PSA in proportions that are different from the proportions of similar fees allocated between the master servicer and the special servicer with respect to Mortgage Loans serviced under the Pooling and Servicing Agreement.

• The special servicer under the GSMS 2016-GS2 PSA will be required to take actions with respect to the Twenty Ninth Street Retail Mortgage Loan if such Mortgage Loan becomes a defaulted loan, which actions are similar but not identical to the actions of the special servicer described under “Pooling and Servicing Agreement—Realization Upon Mortgage Loans” and “—Sale of Defaulted Loans and REO Properties” in the prospectus relating to the MSCI 2016-UBS9 Certificates dated February 23, 2016 (the “Prospectus”).

• With respect to the Twenty Ninth Street Retail Mortgage Loan, the servicing provisions of the GSMS 2016-GS2 PSA relating to performing inspections and collecting operating information are similar but not identical to those of the Pooling and Servicing Agreement.

• The requirement of the master servicer under the GSMS 2016-GS2 PSA to make compensating interest payments in respect of the Twenty Ninth Street Retail Mortgage Loan is similar to the requirement of the master servicer to make Compensating Interest Payments in respect of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

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• The master servicer and special servicer under the GSMS 2016-GS2 PSA (a) have rights related to resignation similar to those of the master servicer and the special servicer under the Pooling and Servicing Agreement and (b) are subject to servicer termination events similar but not identical to those in the Pooling and Servicing Agreement.

• Penalty charges with respect to the Twenty Ninth Street Retail Whole Loan will be allocated in accordance with the related Intercreditor Agreement.

• The servicing transfer events of the GSMS 2016-GS2 PSA that would cause the Twenty Ninth Street Retail Mortgage Loan to become specially serviced are similar in all material respects to, but not identical to, the corresponding provisions under the Pooling and Servicing Agreement.

• The master servicer under the GSMS 2016-GS2 PSA, rather than the special servicer thereunder, will be required to process major decisions, borrower requests for loan modifications and requests for waivers of “due-on-sale” or “due-on-encumbrance” provisions with respect to non-specially serviced mortgage loans.

• The specific types of actions constituting major decisions under the GSMS 2016-GS2 PSA differ in certain respects from those actions that constitute Major Decisions under the Pooling and Servicing Agreement, and therefore the specific types of servicer actions with respect to which the applicable Non-Serviced Controlling Holder will be permitted to consent will correspondingly differ.

• The master servicer under the GSMS 2016-GS2 PSA, rather than the special servicer thereunder, will be required to process (and will be entitled to consent to) certain loan-level decisions (that are not otherwise major decisions) with respect to non-specially serviced mortgage loans, including (i) certain waivers regarding receipt of financial statements, (ii) certain modifications and waivers of such mortgage loans in connection with a defeasance thereof, (iii) where no lender discretion is permitted other than confirming that the conditions in the related mortgage loan documents have been satisfied, certain incurrences of additional debt and releases of collateral and (iv) approval of material easements.

• The Twenty Ninth Street Retail Mortgage Loan is subject to provisions in the GSMS 2016-GS2 PSA relating to appraisal reductions that are similar, but not necessarily identical, to the appraisal reduction provisions in the Pooling and Servicing Agreement except that if such mortgage loan is modified to create an A/B whole loan or similar structure, an appraisal reduction amount will continue to exist after the related modification, and the GSMS 2016-GS2 PSA will allocate cumulative appraisal reduction amounts that include the amount, if any, of a defined collateral deficiency with respect to the entire A/B structure.

• The liability of the parties to the GSMS 2016-GS2 PSA will be limited in a manner similar, but not necessarily identical, to the liability of the parties to the Pooling and Servicing Agreement.

• Collections on the Twenty Ninth Street Retail Mortgage Loan will be maintained under the GSMS 2016-GS2 PSA in a manner similar, but not necessarily identical, to collections on the Mortgage Loans serviced under the Pooling and Servicing Agreement, provided that rating requirements for accounts and permitted investments may vary under those two pooling and servicing agreements.

• The GSMS 2016-GS2 PSA differs from the Pooling and Servicing Agreement in certain respects relating to one or more of the following: timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers, certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

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• The special servicer under the GSMS 2016-GS2 PSA may be removed by the applicable Non-Serviced Controlling Holder under the GSMS 2016-GS2 PSA so long as the equivalent of a “control termination event” does not exist thereunder. See “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans—The Twenty Ninth Street Retail Whole Loan—Appointment of Special Servicer” in the Prospectus.

• With respect to non-specially serviced mortgage loans under the GSMS 2016-GS2 PSA, the master servicer thereunder, rather than the special servicer thereunder, will be required to direct, manage, prosecute and/or defend any action brought by a borrower, guarantor or other obligor under the related mortgage loan documents or any affiliates thereof against the GSMS 2016-GS2 trust and represent the interests of the GSMS 2016-GS2 trust in any litigation relating to the rights and obligations of a borrower, guarantor or other obligor under the related mortgage loan documents, or with respect to the related mortgaged property or other collateral securing a mortgage loan, or of the GSMS 2016-GS2 trust or the enforcement of the obligations of a borrower, guarantor or other obligor under the related mortgage loan documents.

Item 6.02. Change of Servicer or Trustee.

Effective as of May 31, 2016, the Twenty Ninth Street Retail Whole Loan will be serviced pursuant to the GSMS 2016-GS2 PSA by Midland Loan Services, a Division of PNC Bank, National Association, as master servicer under the GSMS 2016-GS2 PSA.

Midland Loan Services, a Division of PNC Bank, National Association, a national banking association (“Midland”), is the master servicer under the GSMS 2016-GS2 PSA and in such capacity is responsible for the master servicing and administration of the Twenty Ninth Street Retail Whole Loan pursuant to the GSMS 2016-GS2 PSA. Certain servicing and administrative functions may also be provided by one or more primary servicers that previously serviced the Twenty Ninth Street Retail Whole Loan for the applicable loan seller.

Midland’s principal servicing office is located at 10851 Mastin Street, Building 82, Suite 300, Overland Park, Kansas 66210.

Midland is a real estate financial services company that provides loan servicing, asset management and technology solutions for large pools of commercial and multifamily real estate assets. Midland is approved as a master servicer, special servicer and primary servicer for investment-grade commercial and multifamily mortgage-backed securities (“CMBS”) by S&P, Moody’s, Fitch and Morningstar. Midland has received the highest rankings as a master, primary and special servicer of real estate assets under U.S. CMBS transactions from S&P, Fitch and Morningstar. For each category, S&P ranks Midland as “Strong”, Fitch ranks Midland as “CMS1” as a master servicer, and “CSS1” as a special servicer, and Morningstar ranks Midland as “CS1”. Midland is also a HUD/FHA-approved mortgagee and a Fannie Mae approved multifamily loan servicer.

Midland has detailed operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Midland’s servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed annually and centrally managed. Furthermore, Midland’s disaster recovery plan is reviewed annually.

Midland will not have primary responsibility for custody services of original documents evidencing the Twenty Ninth Street Retail Whole Loan. Midland may from time to time have custody of certain of such documents as necessary for enforcement actions involving the Twenty Ninth Street Retail Whole Loan or otherwise. To the extent that Midland has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard under the GSMS 2016-GS2 PSA.

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No securitization transaction involving commercial or multifamily mortgage loans in which Midland was acting as master servicer, primary servicer or special servicer has experienced a servicer event of default or servicer termination event as a result of any action or inaction of Midland as master servicer, primary servicer or special servicer, as applicable, including as a result of Midland’s failure to comply with the applicable servicing criteria in connection with any securitization transaction. Midland has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by Midland in securitization transactions.

From time-to-time Midland is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Midland does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the GSMS 2016-GS2 PSA.

Midland currently maintains an Internet-based investor reporting system, CMBS Investor Insight®, that contains performance information at the portfolio, loan and property levels on the various commercial mortgage backed securities transactions that it services. Certificateholders, prospective transferees of the certificates and other appropriate parties may obtain access to CMBS Investor Insight® through Midland’s website at www.pnc.com/midland. Midland may require registration and execution of an access agreement in connection with providing access to CMBS Investor Insight®.

As of March 31, 2016, Midland was master and/or primary servicing approximately 28,884 commercial and multifamily mortgage loans with a principal balance of approximately $380 billion. The collateral for such loans is located in all 50 states, the District of Columbia, Puerto Rico, Guam and Canada. Approximately 9,902 of such loans, with a total principal balance of approximately $147 billion, pertain to commercial and multifamily mortgage-backed securities. The related loan pools include multifamily, office, retail, hospitality and other income producing properties.

Midland has been servicing commercial and multifamily loans and leases in CMBS and other servicing transactions since 1992. The table below contains information on the size of the portfolio of commercial and multifamily loans and leases in CMBS and other servicing transactions for which Midland has acted as master and/or primary servicer from 2013 to 2015.

Portfolio Size – Master/Primary	Calendar Year End (Approximate amounts in billions)
	2013	2014	2015
CMBS	$141	$157	$149
Other	$167	$179	$255
Total	$308	$336	$404

As of March 31, 2016, Midland was named the special servicer in approximately 207 commercial mortgage backed securities transactions with an aggregate outstanding principal balance of approximately $104 billion. With respect to such transactions as of such date, Midland was administering approximately 86 assets with an outstanding principal balance of approximately $862 million.

Midland has acted as a special servicer for commercial and multifamily loans and leases in CMBS and other servicing transactions since 1992. The table below contains information on the size of the portfolio of specially serviced commercial and multifamily loans, leases and REO properties that have been referred to Midland as special servicer in CMBS and other servicing transactions from 2013 to 2015.

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Portfolio Size – Special Servicing	Calendar Year End (Approximate amounts in billions)
	2013	2014	2015
Total	$70	$85	$110

PNC Bank, National Association and its affiliates may use some of the same service providers (e.g., legal counsel, accountants and appraisal firms) as are retained on behalf of the issuing entity. In some cases, fee rates, amounts or discounts may be offered to PNC Bank, National Association and its affiliates by a third party vendor which differ from those offered to the issuing entity as a result of scheduled or ad hoc rate changes, differences in the scope, type or nature of the service or transaction, alternative fee arrangements, and negotiation by PNC Bank, National Association or its affiliates other than the Midland division.

From time to time, Midland and/or its affiliates may purchase or sell securities in the secondary market, including certificates issued in the MSCI 2016-UBS9 offering.

Pursuant to an interim servicing agreement between UBS Real Estate Securities Inc. and/or certain of its affiliates, on the one hand, and Midland, on the other hand, Midland acted as interim servicer with respect to certain of the mortgage loans contributed to the MSCI 2016-UBS9 securitization by UBS Real Estate Securities Inc.

Midland is also the current master servicer under the pooling and servicing agreement for the MSCI 2015-UBS8 securitization, pursuant to which the 525 Seventh Avenue Whole Loan, the Ellenton Premium Outlets Whole Loan and the Grove City Premium Outlets Whole Loan are being serviced.

Midland is also the current primary servicer of the Gulfport Premium Outlets Whole Loan under the pooling and servicing agreement for the MSBAM 2016-C29 securitization, pursuant to which the Gulfport Premium Outlets Whole Loan is being serviced.

Midland has acquired the right to act as the (i) GSMS 2016-GS2 master servicer and primary servicer (and the related right to receive and retain the excess servicing strip) with respect to the mortgage loans, including the Twenty Ninth Street Retail Non-Serviced Pari Passu Companion Loan, sold to the GSMS 2016-GS2 issuing entity by Goldman Sachs Mortgage Company, and (ii) primary servicer (and the related right to receive and retain the excess servicing strip) with respect to the Twenty Ninth Street Retail Mortgage Loan and the other Twenty Ninth Street Retail Non-Serviced Pari Passu Companion Loan pursuant to one or more servicing rights appointment agreements entered into on the closing date of the GSMS 2016-GS2 transaction. The “excess servicing strip” means a portion of the servicing fee payable to Midland that accrues at a per annum rate initially equal to the servicing fee rate minus 0.0025%, but which may be reduced under certain circumstances as provided in the GSMS 2016-GS2 PSA.

The foregoing information regarding Midland under this item other than the first paragraph under this item has been provided by Midland.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

4.6	Pooling and Servicing Agreement, dated as of May 1, 2016, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as a special servicer, Rialto Capital Advisors, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/ Jane Lam Name: Jane Lam Title: Vice President

Date: June 6, 2016

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EXHIBIT INDEX

Exhibit Number	Description
4.6	Pooling and Servicing Agreement, dated as of May 1, 2016, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as a special servicer, Rialto Capital Advisors, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.

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